UNITED STATES
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities
Exchange Act of 1934

Date of Report: December 31, 2000
(Date of earliest event reported)

UNITY WIRELESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	9995 (Primary Standard Industrial Classification Code Number)	91-1940650 (I.R.S. Employee Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(800) 337-6642
(Registrant's telephone number, including area code)

    This 8-K/A amends the Form 8-K filed by Unity Wireless Corporation on January 10, 2001.

Item 7. Exhibits

1.
Letter from Ernst & Young, the Company's prior independent accountants.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION

/s/ ROLAND SARTORIUS (Signature)
Roland Sartorius (Name)
Secretary (Position)
January 22, 2001 (Date)